United States

Securities and Exchange Commission

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-04984

AMERICAN BEACON FUNDS

(Exact name of Registrant as specified in charter)

220 E. Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Address of principal executive offices) (Zip code)

Gene L. Needles, Jr., PRESIDENT

220 E. Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: January 31, 2015

Date of reporting period: April 30, 2015

Form N-Q is to be used by management investment companies, other than small business investments companies, registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. SCHEDULES OF INVESTMENTS.

AMERICAN BEACON ACADIAN EMERGING MARKETS MANAGED VOLATILITY FUND

April 30, 2015 (Unaudited)

	Shares	Fair Value
		(000’s)
Brazil—3.63%
Common Stocks—(Cost $1,104)
Abril Educacao S.A.	30,100	$123
BRF—Brasil Foods S.A.B	6,500	139
Cia Providencia Industria e Comercio S.A.	1,200	3
Companhia Brasileira de Distribuição (Pao de Acucar), Sponsored ADRC	2,105	71
CVC Brasil Operadora e Agencia de Viagens S.A.	21,800	125
FII BTG Pactual Corp. Office FundD	4,938	175
Ouro Fino Saude Animal Participacoes S.A.	3,000	28
Rumo Logistica Operadora Multimodal S.A.B	261,500	113
Telefonica Brasil S.A., ADRC	5,160	85
Via Varejo S.A.E	4,000	25

Total Common Stocks		887

Preferred Stocks—(Cost $299)
Cia Brasileira de Distribuicao Grupo Pao de Acucar	400	14
Cia de Gas de Sao Paulo	6,100	106
Telefonica Brasil S.A.F	6,100	101

Total Preferred Stocks		221

Total Brazil		1,108

Chile—2.73%
Common Stocks—(Cost $871)
Banco de Chile, ADRC	1,420	100
Banco Santander Chile S.A., ADRC	3,540	77
Compania Cervecerias Unidas S.A., Sponsored ADRC	8,054	177
Corpbanca S.A., ADRC	8,921	151
Empresa Nacional de Electricidad S.A., Sponsored ADRC	6,245	288
Vina Concha y Toro S.A., Sponsored ADRC	1,112	43

Total Chile		836

Colombia—0.77%
Common Stocks—(Cost $273)
Grupo Aval Acciones y Valores S.A., ADRC	23,300	236

Czech Republic—0.57%
Common Stocks—(Cost $194)
CEZ A.S.A	5,940	155

	Shares	Fair Value
		(000’s)
O2 Czech Republic A.S.A	2,373	$19

Total Czech Republic		174

Egypt—0.52%
Common Stocks—(Cost $160)
Eastern TobaccoA	3,817	98
Egyptian International PharmaceuticalsA	492	5
Global Telecom Holding, GDRA B G	14,166	31
Oriental WeaversA	7,515	10
Sidi Kerir Petrochemicals Co.A	3,417	7
Telecom EgyptA	5,457	7

Total Egypt		158

Greece—0.09%
Common Stocks—(Cost $56)
Athens Water Supply & Sewage Co.A	4,578	26

Hong Kong/China—18.22%
Common Stocks—(Cost $4,375)
Agricultural Bank of China HA	545,000	309
Air China Ltd.A	36,000	44
Anhui Expressway Co., Ltd. HA	50,000	43
Baidu, Inc., Sponsored ADRB C	24	5
Bank of China Ltd. HA	441,000	303
Bank of Chongqing Co., Ltd. HA	40,000	43
Bank of Communications Co., Ltd.A	133,000	137
Belle International Holdings Ltd.A	147,000	188
China Construction Bank HA	341,000	331
China Creative Home Group Ltd.A	68,000	12
China Everbright Bank Co., Ltd. HA	112,000	76
China Life Insurance Co., Ltd. HA	1,000	5
China Mengniu Dairy Co., Ltd.A	5,000	25
China Merchants Bank Co., Ltd.A	58,500	178
China Mobile Ltd.A	21,000	300
China Petroleum & Chemical Corp.A	130,000	123
China Shenhua Energy Co., Ltd.A	42,500	110
China Telecom Corp., Ltd. HA	430,000	319
China Travel International Investment Hong Kong Ltd.A	102,000	45
China Unicom Hong Kong Ltd.A	182,000	342
CITIC Ltd.A	24,000	48
Datang International Power Generation Co., Ltd.A	162,000	96
Fuguiniao Co., Ltd.A	11,200	23
Goldlion Holdings Ltd.A	14,000	7
Hengan International Group Co., Ltd.A	23,000	284
Hopewell Highway Infrastructure Ltd.A	399,000	198
Huandian Power International Corp., HA	30,000	33

	Shares	Fair Value
		(000’s)
Huaneng Power International, Inc.A	114,000	$162
Huishang Bank Corp., Ltd. HA	597,000	320
Industrial & Commercial Bank of China Ltd. HA	382,000	332
Jiangsu Expressway Co., Ltd. HA	34,000	47
NetEase, Inc., ADRC	579	74
People’s Insurance Co., Group HA	300,000	208
PetroChina Co., Ltd. HA	210,000	271
Sinopharm Group Co.A	14,800	71
Sun Art Retail Group Ltd.A	65,000	67
Tencent Holdings Ltd.A	9,500	196
Travelsky Technology Ltd. H A	93,000	181
WuXi PharmaTech Cayman, Inc., ADRB C	270	12

Total Hong Kong/China		5,568

Hungary—0.66%
Common Stocks—(Cost $204)
Magyar Telekom Telecommunications PLCA B H	84,282	126
Richter Gedeon NyrtA	4,516	76

Total Hungary		202

India—3.72%
Common Stocks—(Cost $954)
Dr Reddys Laboratories Ltd., ADRC	5,191	270
HDFC Bank Ltd., ADRC	1,413	80
Infosys Technologies Ltd., Sponsored ADRC	8,486	263
Tata Motors Ltd., Sponsored ADRC	5,794	239
Wipro Ltd., ADRC	9,614	110
WNS Holdings Ltd., ADRB C	7,261	175

Total India		1,137

Indonesia—3.11%
Common Stocks—(Cost $1,009)
Central Proteinaprima Tbk PTA B	12,064,300	51
Dharma Satya Nusantara Tbk PTA	242,600	82
Indofood Sukses Makmur Tbk PTA	347,300	180
Multipolar Technology Tbk PTA	998,400	80
Sarana Meditama Metropolitan Tbk PTA B	874,000	200
Telekomunikasi Indonesia Persero Tbk PTA	560,600	114
Unilever Indonesia Tbk PTA	74,400	245

Total Indonesia		952

Malaysia—8.14%
Common Stocks—(Cost $2,468)
Axiata Group BhdA	138,000	261
British American Tobacco BhdA	5,600	105
DiGi.Com BhdA	171,700	290
Dutch Lady Milk Industries BhdA	300	4
Fraser & Neave Holdings BhdA	2,500	13

	Shares	Fair Value
		(000’s)
Guinness Anchor BhdA	10,900	$45
Hartalega Holdings BhdA	1,300	3
Hong Leong Bank BhdA	13,300	52
IHH Healthcare BhdA	150,400	250
Malayan Banking BhdA	28,100	73
Maxis BhdA	150,200	291
Nestle Malaysia BhdA	8,200	171
NTPM Holdings BhdA	9,800	2
Panasonic Manufacturing Malaysia BhdA	1,400	9
PBA Holdings BhdA	23,200	7
Pharmaniaga BhdA	13,900	29
Public Bank BhdA	48,800	266
Star Publications BhdA	43,100	30
Telekom Malaysia BhdA	138,500	288
Tenaga Nasional BhdA	67,400	271
Tenaga Nasional Bhd, Sponsored ADRC	543	9
VS Industry BhdA	6,200	7
YTL Power International BhdA	30,765	14

Total Malaysia		2,490

Mexico—8.48%
Common Stocks—(Cost $2,617)
America Movil SAB de C.V., Series L, ADRC	6,240	130
America Movil, S.A.B. de C.V., Series L	137,796	145
Arca Continental S.A.B. de C.V.	43,810	268
Coca-Cola Femsa S.A.B. de C.V.	28,074	225
Concentradora Hipotecaria SAPI de C.V.D	43,067	74
Controladora Commercial Mexicana, S.A.B. de C.V.	37,711	121
Corp Actinver S.A.B. de C.V.	3,108	3
Fomento Economico Mexicano S.A.B. de C.V.	9,570	87
Fomento Economico Mexicano, S.A.B. de C.V., Series B, Sponsored ADRC	2,082	188
Gruma S.A.B. de C.V., Sponsored ADRC	3,389	163
Grupo Aeromexico S.A.B. de C.V.B	58,592	103
Grupo Aeroportuario del Pacific	1,974	14
Grupo Financiero Interacciones S.A. de C.V.	22,475	141
Grupo Industrial Maseca S.A.B. de C.V.	3,460	5
Grupo Lala S.A.B. de C.V.	76,014	153
Grupo Lamosa S.A.B. de C.V.	10,312	23
Grupo Sanborns S.A. de C.V.	4,112	6
Grupo Sports World, S.A.B. de C.V.B	56,823	63
Grupo Televisa S.A., Sponsored ADRC	4,671	170
Industrias Bachoco S.A.B. de C.V.	49,618	221
Megacable Holdings S.A.B. de C.V.B E	25,646	107
Organizacion Cultiba S.A.B. de C.V.	12,353	17
Organizacion Soriana S.A.B. de C.V.	17,451	43
Prologis Property Mexico S.A. de C.V.D	69,328	123

Total Mexico		2,593

	Shares	Fair Value
		(000’s)
Panama—0.50%
Common Stocks—(Cost $177)
Avianca Holdings S.A., Sponsored ADRC	11,802	$154

Peru—1.20%
Common Stocks—(Cost $353)
Credicorp Ltd.	1,943	296
Edegel S.A.	8,117	9
Edelnor S.A.	17,888	32
Enersur S.A.	8,410	24
Luz Del Sur S.A.	2,046	7

Total Peru		368

Philippines—3.71%
Common Stocks—(Cost $1,006)
Aboitiz Power Corp.A	274,200	263
ABS-CBN Holdings Corp., PDRA K	63,000	88
Cebu Air, Inc.A	32,750	63
Century Pacific Food Inc.A B	25,800	11
China Banking Corp.A	5,184	5
Globe Telecom, Inc.A	5,740	280
Lopez Holdings Corp.A	198,100	38
Manila Electric Co.A	8,680	51
Pepsi-Cola Products Philippines, Inc.A	138,900	14
Philippine Long Distance Telephone Co.A	3,020	188
Philweb Corp.A	54,900	18
San Miguel Pure Foods Co.A	2,170	10
Universal Robina Corp.A	21,720	106

Total Philippines		1,135

Poland—4.28%
Common Stocks—(Cost $1,277)
Altus Towarzystwo Funduszy Inwestycyjnych S.A.A B	4,294	15
Alumetal S.A.A	1,727	27
Amica Wronki S.A.A	611	27
Asseco Poland S.A.A	17,088	289
Enea S.A.A	9,389	43
Energa S.A.A	30,589	212
Netia S.A.A	6,951	11
Neuca S.A.A	134	11
Orange Polska S.A.A	66,414	188
PGE S.A.A	17,999	103
PKP Cargo S.A.A	10,371	243
Powszechny Zaklad Ubezpieczen S.A.A	861	112
Zaklady Lentex S.A.A	2,609	6
Zespol Elektrowni PAK S.A.A	2,995	20

Total Poland		1,307

Russia—0.63%
Common Stocks—(Cost $220)
Cherkizovo Group PJSCA L N	1,121	11

	Shares	Fair Value
		(000’s)
Rostelecom, Sponsored ADRA C	7,411	$69
Surgutneftegas OAO, Sponsored ADRA C	15,620	113

Total Russia		193

South Africa—11.84%
Common Stocks—(Cost $3,108)
Aeci Ltd.A	3,896	42
Aspen Pharmacare Holdings Ltd.A	1,115	34
Astral Foods Ltd.A	10,373	157
Attacq Ltd.A B	73,969	155
AVI Ltd.A	36,649	252
Clicks Group Ltd.A	21,096	162
Clover Industries Ltd.A	95,947	149
Datatec Ltd.A	7,891	41
EOH Holdings Ltd.A	21,169	287
FirstRand Ltd.A	11,455	55
Illovo Sugar Ltd.A	16,652	30
Liberty Holdings Ltd.A	1,093	15
Life Healthcare Group Holdings Ltd.A	17,438	60
Mediclinic International Ltd.A	21,844	231
Mondi Ltd.A	1,939	39
MTN Group Ltd.A	10,984	220
Netcare Ltd.A	74,584	260
Pick n Pay Holdings Ltd.A	18,924	41
Pick n Pay Stores Ltd.A	28,773	138
Pioneer Foods Ltd.A	6,417	100
Quantum Foods HoldingsA B	4,235	1
Rhodes Food Group Pty. Ltd.A B	45,372	70
Shoprite Holdings Ltd.A	1,411	20
Spar Group Ltd.A	12,605	203
Standard Bank Group Ltd.A	5,570	81
Steinhoff International Holdings Ltd.A	44,067	280
Sun International Ltd.A	2,902	32
Telkom S.A. Ltd.A B	5,073	35
Tongaat Hulett Ltd.A	13,776	154
Vodacom Group Pty. Ltd.A	16,380	204

Total Common Stocks		3,548

Preferred Stocks—(Cost $87)
Barclays Africa Group Ltd.A	1,084	71

Total South Africa		3,619

South Korea—9.35%
Common Stocks—(Cost $2,330)
Amorepacific Corp.	63	228
BGF Retail Co., Ltd.A	3,587	392
Busan City Gas Co., Ltd.A	374	12
BYC Co., Ltd.A	37	13
Daehan Flour Mills Co., Ltd.A	206	39
Daesung Energy Co., Ltd.A	8,599	50
Dong-Il Corp.A	578	48
E1 Corp.A	208	14
e-Credible Co., Ltd.A	3,671	36
Global & Yuasa Battery Co. LtdA B	1,101	57
GMB Korea Corp.A	4,370	27
Green Cross Corp.A	647	106

	Shares	Fair Value
		(000’s)
Hanwha Corp.A	1,807	$71
Hanwha Life Insurance Co., Ltd.A	5,311	39
Hyundai Motor Co.A	89	14
Ilshin Spinning Co., Ltd.A	96	18
Jinro Distillers Co., Ltd.A	828	26
Kia Motors Corp.A	1,050	48
KleanNara Co., Ltd.A B	2,682	17
Korea Electric Power Corp.A	1,770	77
KT Corp.A	6,746	199
Kyungnam Energy Co. LtdA	1,136	8
LG Display Co., Ltd., ADRC	15,273	211
LG Electronics, Inc.A	2,594	146
LS Networks Co., Ltd.A B	780	3
Sam Young Electronics Co., Ltd.A	10,930	155
Samchully Co., Ltd.A	167	20
Samsung Electronics Co., Ltd.A	215	282
Samyang Corp.A	1,039	109
Samyang Genex Co., Ltd.A	324	53
Seoyeon Co., Ltd.A	1,320	16
Shinsegae Information & Communication Co., Ltd.A	1,839	184
SK Telecom Co., Ltd.A	523	140

Total South Korea		2,858

Taiwan—10.85%
Common Stocks—(Cost $3,068)
Ability Enterprise Co., Ltd.A	26,000	15
Advanced International Multitech Co., Ltd.A	2,000	2
Charoen Pokphand Foods PCLA I	18,900	17
China Airlines Ltd.A B	165,000	88
China Bills Finance Corp.A	85,000	33
China Steel Corp.A	316,300	266
China Synthetic RubberA	94,000	100
Chunghwa Telecom Co., Ltd.A	86,000	278
Cyberlink Corp.A	56,000	165
Eurocharm Holdings Co., Ltd.A B	77,000	196
Far EasTone Telecommunication Co., Ltd.A	94,000	224
Fine Blanking & Tool Co., Ltd.A	5,000	8
First Financial Holding Co., Ltd.A	322,070	203
Great Wall Enterprise Co., Ltd.A	214,500	174
Greatek Electronics, Inc.A	141,000	189
HON HAI Precision Industry Co., Ltd.A	99,440	297
L&K Engineering Co., Ltd.A	10,000	8
Lien Hwa Industrial Corp.A	186,000	128
Microlife Corp.A	10,000	23
Promate Electronic Co., Ltd.A	17,000	22
Shihlin Electric & Engineering Corp.A	11,000	15
Taichung Commercial BankA	143,973	51
Taiwan Business BankA B	161,000	53
Taiwan Cooperative Financial Holding Co., Ltd.A	245,050	133
Taiwan Semiconductor Manufacturing Co., LtdA	32,105	142

	Shares	Fair Value
		(000’s)
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADRC	6,273	$153
Taiwan Sogo Shin Kong SECA	17,170	23
Test Rite International Co. LtdA	26,000	18
Trade-Van Information Services Co.A	16,000	15
TTet Union Corp.A	12,000	31
Uni-President Enterprises Corp.A	31,000	51
Wisdom Marine Lines Co., LtdA	139,000	182
Wowprime Corp.A	90	1
Zig Sheng Industrial Co. LtdA	32,000	12

Total Taiwan		3,316

Thailand—2.32%
Common Stocks—(Cost $711)
Advanced Information Technology PCLI	88,900	101
CS Loxinfo PCLI	26,900	6
Electricity Generating PCLI	38,500	177
Modernform Group PCLI	33,200	10
Ratchaburi Electricity Generating Holding PCL, NVDRI K	103,400	188
Thai Union Frozen Products PCLI	122,400	76
Thai Vegetable Oil PCLI	197,800	131
Thai Vegetable Oil PCL, NVDRA I J	30,900	21

Total Thailand		710

Turkey—0.34%
Common Stocks—(Cost $110)
Adana Cimento Sanayii TASA	7,584	19
Bursa Cimento Fabrikasi A.S.A	2,991	6
Pinar Entegre Et ve Un Sanayi A.S.A	1,829	7
Turk Telekomunikasyon A.S.A	17,211	49
Turkcell Iletisim Hizmetleri A.S.A	3,251	14
Ulusoy Elektrik Imalat Taahhut Ve Ticaret A.S.A	2,354	9

Total Turkey		104

SHORT-TERM INVESTMENTS—2.99% (Cost $914)
JPMorgan U.S. Government Money Market Fund, Capital Class	913,660	914

TOTAL INVESTMENTS —98.65% (Cost $27,945)		30,158
OTHER ASSETS, NET OF LIABILITIES—1.35%		413

TOTAL NET ASSETS—100.00%		$30,571

Percentages are stated as a percent of net assets.

A	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $21,642 or 70.79% of net assets.
B	Non-income producing security.
C	ADR – American Depositary Receipt.
D	REIT – Real Estate Investment Trust.
E	Par value represents units rather than shares.

F	A type of Preferred Stock that has no maturity date.
G	GDR – Global Depositary Receipt.
H	PLC – Public Limited Company.
I	PCL – Public Company Limited (Thailand).
J	NVDR – Non Voting Depository Receipt.
K	PDR – Philippine Depository Receipt.
L	PJSC – Private Joint Stock Company.
M	PJSC – Private Joint Stock Company.
N	Reg S – Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Futures Contracts Open on April 30, 2015:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI Emerging Markets June Futures	Long	16	June 2015	$830,960	$(9,591)

				$830,960	$(9,591)

AMERICAN BEACON CRESCENT SHORT DURATION HIGH INCOME FUND

April 30, 2015 (Unaudited)

	Par Amount	Fair Value
	(000’s)	(000’s)
BANK LOAN OBLIGATIONS—32.55%
Consumer—2.24%
Albertson’s Holdings LLC, Term Loan B4, 5.50%, Due 8/25/2021A B	$500	$505
Staples, Inc., Term Loan B, 3.50%, Due 4/7/2021A	300	301

		806

Energy—4.89%
Energy & Exploration Partners, Inc., Initial Term Loans, 7.75%, Due 1/22/2019A H	150	130
Green Plains Processing LLC, Term Loan B, 6.50%, Due 6/3/2020A B	451	436
McJunkin Red Man Corp., New Term Loan B, 5.00%, Due 11/9/2019A	497	490
Murray Energy Corp., Term Loan B2, 7.50%, Due 3/19/2021A	200	198
TPF II Power LLC, Syndicated Term Loan B, 5.50%, Due 10/2/2021A B	499	507

		1,761

Finance—3.21%
Capital Automotive LP, New Second Lien Term Loan, 6.00%, Due 4/30/2020A C	500	509
DJO Finance LLC, Term Loan, 4.25%, Due 4/21/2020A B	150	151
IG Investment Holdings LLC, Term Loan Extending Tranche B, 6.00%, Due 10/29/2021A B	249	249
Kaufman Hall & Associates LLC, Initial Term Loan, 6.75%, Due 12/31/2020A B H	250	247

		1,156

Manufacturing—9.61%
AZ Chem US, Inc., First Lien Term Loan, 4.50%, Due 6/12/2021A	481	483
BMC Software Finance, Inc., Term Loan, 5.00%, Due 9/10/2020A	497	488
Hilex Poly Co., LLC, Term Loan B, 6.00%, Due 12/5/2021A B	249	252
Magic Newco LLC, First Lien Term Loan, 5.00%, Due 12/12/2018A B	497	499
Science Applications International Corp., Term Loan B, 3.75%, Due 4/9/2022A	50	50
Sensus USA, Inc., Second Lien Term Loan, 8.50%, Due 5/9/2018A D H	125	124
Tank Intermediate Holding Corp., Term Loan A, 5.25%, Due 3/16/2022A	99	100
Travelport Finance Luxembourg Sarl, 2014 Term Loan B, 5.75%, Due 9/2/2021A	499	504
UTEX Industries, Inc., First Lien 2014 Term Loan, 5.00%, Due 5/22/2021A	497	469
Zebra Technologies Corp., Term Loan B, 4.75%, Due 10/27/2021A	489	494

		3,463

Service—11.20%
Acosta Holdco, Inc., Term Loan, 5.00%, Due 9/26/2021A	498	502
Carestream Health, Inc., Term Loan, 5.00%, Due 6/7/2019A	484	488
Dollar Tree, Inc., Term Loan B, 4.25%, Due 3/9/2022A D	150	152
JC Penney Corp, Inc., Term Loan, 6.00%, Due 5/22/2018A	497	497
Millennium Laboratiories, Inc., Term Loan B, 5.25%, Due 4/15/2021A	497	403
Ortho Clinical Diagnostics S.A., Term Loan B, 4.75%, Due 6/30/2021A	497	496
Rentpath, Inc., 1st Lien Term Loan, 6.25%, Due 12/17/2021A	249	252
Scientific Games International, Inc., Term Loan B 2, 6.00%, Due 10/1/2021A	499	504
Survey Sampling International LLC, First Lien Term Loan B, 6.00%, Due 12/4/2020A B D H	125	125
Survey Sampling International LLC, Second Lien Term Loan, 10.00%, Due 12/4/2021A B D H	125	124
William Morris Endeavor Entertainment LLC, First Lien Term Loan, 5.25%, Due 5/6/2021A B	497	496

		4,039

Transportation—1.40%
American Tire Distributors, Inc., Term Loan, 5.25%, Due 9/1/2021 A	499	504

Total Bank Loan Obligations (Cost $11,784)		11,729

	Par Amount	Fair Value
	(000’s)	(000’s)
CORPORATE OBLIGATIONS—61.59%
Consumer—1.39%
Cott Beverages, Inc.,
6.75%, Due 1/1/2020E	$250	$262
5.375%, Due 7/1/2022E	250	240

		502

Energy—2.98%
Approach Resources, Inc., 7.00%, Due 6/15/2021	250	226
Bristow Group, Inc., 6.25%, Due 10/15/2022	350	343
California Resources Corp., 5.50%, Due 9/15/2021	250	237
Chesapeake Energy Corp., 5.375%, Due 6/15/2021	50	48
Energy XXI Gulf Coast, Inc., 7.50%, Due 12/15/2021	250	103
Lonestar Resources America, Inc., 8.75%, Due 4/15/2019E H	150	116

		1,073

Finance—9.44%
Aircastle Ltd., 5.50%, Due 2/15/2022	25	27
Aircastle Ltd., 6.25%, Due 12/1/2019	100	110
American Equity Investment Life Holding Co., 6.625%, Due 7/15/2021	250	268
Argos Merger Sub, Inc., 7.125%, Due 3/15/2023E	250	263
Credit Acceptance Corp., 6.125%, Due 2/15/2021	250	245
Fly Leasing Ltd., 6.75%, Due 12/15/2020	500	512
Horizon Pharma Financing, Inc., 6.625%, Due 5/1/2023E	50	51
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.00%, Due 8/1/2020C	500	525
Jefferies Finance LLC, 7.50%, Due 4/15/2021B E	500	492
Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%, Due 8/1/2018B	250	254
OneMain Financial Holdings, Inc., 6.75%, Due 12/15/2019E	150	158
Oxford Finance LLC, Inc., 7.25%, Due 1/15/2018B E	250	258
Provident Funding Associates LP / PFG Finance Corp., 6.75%, Due 6/15/2021C E	250	238

		3,401

Manufacturing—14.26%
Abengoa Greenfield S.A., 6.50%, Due 10/1/2019E	250	234
AECOM Technology Corp., 5.75%, Due 10/15/2022E	500	517
ArcelorMittal, 6.25%, Due 3/1/2021D	250	261
Bombardier, Inc., 5.50%, Due 9/15/2018E	250	253
Building Materials Corp., 5.375%, Due 11/15/2024E	250	256
Cemex SAB de CV, 7.25%, Due 1/15/2021E	500	541
First Data Corp., 11.75%, Due 8/15/2021	250	287
Goodyear Tire & Rubber Co., 6.50%, Due 3/1/2021	250	265
IHS, Inc., 5.00%, Due 11/1/2022E	75	75
INEOS Group Holdings S.A., 6.125%, Due 8/15/2018E	500	509
Michael Baker International LLC, Inc., 8.25%, Due 10/15/2018B E H	500	488
Platform Specialty Products Corp., 6.50%, Due 2/1/2022E	150	157
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC, 8.25%, Due 2/15/2021B	500	531
Signode Industrial Group US, Inc., 6.375%, Due 5/1/2022E	250	250
SunGard Data Systems, Inc., 6.625%, Due 11/1/2019	250	261
United States Steel Corp., 6.875%, Due 4/1/2021	250	252

		5,137

Service—21.89%
Ancestry.com Holdings LLC, 9.625%, Due 10/15/2018B E F	500	513
Block Communications, Inc., 7.25%, Due 2/1/2020E H	450	461
Cablevision Systems Corp., 7.75%, Due 4/15/2018	500	562
Capella Healthcare, Inc., 9.25%, Due 7/1/2017	250	258
CCO Holdings LLC / CCO Holdings Capital Corp., 6.50%, Due 4/30/2021B	250	260
CHS/Community Health Systems, Inc., 8.00%, Due 11/15/2019	500	530
CyrusOne LP / CyrusOne Finance Corp., 6.375%, Due 11/15/2022C	250	263
DISH DBS Corp., 5.125%, Due 5/1/2020	250	253
Family Tree Escrow LLC, 5.75%, Due 3/1/2023B E	25	26

	Par Amount	Fair Value
	(000’s)	(000’s)
GRD Holdings III Corp., 10.75%, Due 6/1/2019E H	$250	$271
HealthSouth Corp., 5.75%, Due 11/1/2024	250	263
Landry’s Holdings II, Inc., 10.25%, Due 1/1/2018E	500	522
Lee Enterprises, Inc., 9.50%, Due 3/15/2022E	500	513
NCL Corp Ltd., 5.25%, Due 11/15/2019E	125	129
Numericable-SFR SAS, 4.875%, Due 5/15/2019E	250	252
Peninsula Gaming LLC / Peninsula Gaming Corp., 8.375%, Due 2/15/2018B E	500	523
Pinnacle Entertainment, Inc., 7.50%, Due 4/15/2021	500	529
Sinclair Television Group, Inc., 5.375%, Due 4/1/2021	250	253
Sirius XM Radio, Inc., 5.875%, Due 10/1/2020E	175	183
Station Casinos LLC, 7.50%, Due 3/1/2021B	500	538
Tenet Healthcare Corp., 5.00%, Due 3/1/2019E	250	248
United Rentals North America, Inc., 6.125%, Due 6/15/2023	250	262
Viking Cruises Ltd., 8.50%, Due 10/15/2022E	250	277

		7,889

Telecommunications—8.05%
Altice S.A., 7.75%, Due 5/15/2022E	500	505
Avanti Communications Group PLC, 10.00%, Due 10/1/2019E G H	360	342
Frontier Communications Corp., 7.125%, Due 3/15/2019	500	544
Sprint Nextel Corp., 6.00%, Due 11/15/2022	500	473
T-Mobile USA, Inc., 6.625%, Due 11/15/2020	500	522
Windstream Services LLC, 7.75%, Due 10/15/2020B	500	514

		2,900

Utilities—3.58%
Calpine Corp., 5.375%, Due 1/15/2023	500	504
GenOn Energy, Inc., 9.50%, Due 10/15/2018	250	259
NRG Energy, Inc., 6.625%, Due 3/15/2023	500	527

		1,290

Total Corporate Obligations (Cost $22,292)		22,192

	Shares
SHORT-TERM INVESTMENTS—6.12% (Cost $2,204)
JPMorgan U.S. Government Money Market Fund, Capital Class	2,203,706	2,204

TOTAL INVESTMENTS —100.26% (Cost $36,279)		36,125
LIABILITIES, NET OF OTHER ASSETS—(0.26%)		(93)

TOTAL NET ASSETS—100.00%		$36,032

Percentages are stated as a percent of net assets.

A	Term Loan.
B	LLC – Limited Liability Company.
C	LP – Limited Partnership.
D	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
E	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $10,123 or 28.09% of net assets. The Fund has no right to demand registration of these securities.
F	PIK – Payment in Kind.
G	PLC – Public Limited Company.
H	Illiquid. At period end, the amount of illiquid securities was $2,428 or 6.74% of net assets.

AMERICAN BEACON EARNEST PARTNERS EMERGING MARKETS EQUITY FUND

April 30, 2015 (Unaudited)

	Shares	Fair Value
		(000’s)
Brazil—11.91%
Common Stocks—(Cost $468)
Banco Bradesco S.A., ADRA	7,386	$79
Cielo S.A.	9,840	137
Embraer S.A.B	10,300	80
Natura Cosmeticos S.A.	2,700	26
Petroleo Brasileiro S.A., Sponsored ADRA B C	3,960	38
Qualicorp S.A.B	6,000	49

Total Common Stocks		409

Preferred Stocks—(Cost $88)
Itau Unibanco Holding S.A., Sponsored ADRA D	6,264	80

Total Brazil		489

Colombia—2.00%
Common Stocks—(Cost $100)
Bancolombia S.A., Sponsored ADRA	1,814	82

Czech Republic—1.95%
Common Stocks—(Cost $82)
Komercni Banka A.S.C	361	80

Hong Kong/China—36.06%
Common Stocks—(Cost $1,224)
Anhui Conch Cement Co., Ltd. HC	27,500	112
China BlueChemical Ltd. HC	172,000	77
China Oilfield Services Ltd. HC	56,000	115
China Petroleum & Chemical Corp.C	102,000	97
China Shipping Container Lines Co., Ltd. HB C	314,000	178
Dongfeng Motor Group Co., Ltd. HC	40,000	67
Great Wall Motor Co., HC	19,500	148
Industrial & Commercial Bank of China Ltd. HC	119,000	104
Jiangxi Copper Co., Ltd. HC	66,000	136
Mindray Medical International Ltd., Class A, Sponsored ADR A	2,638	81
Orient Overseas International Ltd.C	19,500	120
Weichai Power Co., Ltd. HC	38,000	150
Zhejiang Expressway Co., Ltd. HC	60,000	96

Total Hong Kong/China		1,481

India—4.48%
Common Stocks—(Cost $129)
HDFC Bank Ltd., ADRA	1,685	96

	Shares	Fair Value
		(000’s)
ICICI Bank Ltd., Sponsored ADRA	8,088	$88

Total India		184

Indonesia—3.41%
Common Stocks—(Cost $144)
Bank Rakyat Indonesia Persero Tbk PTC	85,200	76
Indofood Sukses Makmur Tbk PTC	123,300	64

Total Indonesia		140

Malaysia—1.44%
Common Stocks—(Cost $73)
AMMB Holdings BhdC	32,200	59

Mexico—3.04%
Common Stocks—(Cost $156)
Controladora Commercial Mexicana, S.A.B. de C.V.	38,800	125

South Africa—4.90%
Common Stocks—(Cost $256)
African Rainbow Minerals Ltd.C	3,549	33
Anglo American Platinum Ltd.B C	524	14
Impala Platinum Holdings Ltd.B C	5,223	29
Investec Ltd.C	13,187	125

Total South Africa		201

South Korea—12.41%
Common Stocks—(Cost $522)
CJ Corp.C	687	122
Hyundai Mobis Co., Ltd.C	349	77
KT Corp.C	2,218	65
POSCOC	345	82
Samsung Electronics Co., Ltd.C	125	164

Total South Korea		510

Taiwan—9.60%
Common Stocks—(Cost $360)
Advanced Semiconductor Engineering, Inc.C	109,000	154
Taiwan Semiconductor Manufacturing Co. LtdC	30,000	145
Uni-President Enterprises Corp.C	57,800	95

Total Taiwan		394

Thailand—2.78%
Common Stocks—(Cost $117)
Kasikornbank PCLC E	10,600	68

	Shares	Fair Value
		(000’s)
PTT Global Chemical PCLE	23,900	$46

Total Thailand		114

Turkey—1.85%
Common Stocks—(Cost $91)
Akbank T.A.S.C	15,873	46
Turkiye Garanti Bankasi A.S.C	9,325	30

Total Turkey		76

SHORT-TERM INVESTMENTS—1.78% (Cost $73)
JPMorgan U.S. Government Money Market Fund, Capital Class	72,912	73

TOTAL INVESTMENTS —97.61% (Cost $3,883)		4,008
OTHER ASSETS, NET OF LIABILITIES—2.39%		98

TOTAL NET ASSETS—100.00%		$4,106

Percentages are stated as a percent of net assets.

A	ADR – American Depositary Receipt.
B	Non-income producing security.
C	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $2,928 or 71.31 % of net assets.
D	A type of Preferred Stock that has no maturity date.
E	PCL – Public Company Limited (Thailand).

Futures Contracts Open on April 30, 2015:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Emerging Markets June Futures	Long	2	June 2015	$103,870	$(93)

				$103,870	$(93)

AMERICAN BEACON GLOBAL EVOLUTION FRONTIER MARKETS INCOME FUND

April 30, 2015 (Unaudited)

		Par AmountG	Fair Value
		(000’s)	(000’s)
Angola—1.65% (Cost $3,145)
Structured Notes—1.65%
Angola Ministry of Finance (Issuer Frontera Capital BV), 6.57%, Due 12/31/2023		$3,000	$3,055

Argentina—2.54%
Foreign Government Obligations—2.54%
Provincia de Buenos Aires, 10.875%, Due 1/26/2021A		350	364
Republic of Argentina, 7.00%, Due 4/17/2017		4,500	4,311

Total Argentina (Cost $4,602)			4,675

Armenia—2.78%
Foreign Government Obligations—2.78%
Republic of Armenia,
6.00%, Due 9/30/2020A		3,400	3,366
7.15%, Due 3/26/2025A		1,750	1,776

Total Armenia (Cost $5,243)			5,142

Bangladesh—3.75%
Structured Notes—3.75%
Bangladesh Treasury Bond (Issuer Standard Chartered Bank),
11.25%, Due 2/8/2017B		3,690	3,668
11.23%, Due 1/22/2019B		3,050	3,253

Total Bangladesh (Cost $6,919)			6,921

Bosnia and Herzegovina—0.36%
Foreign Government Obligations—0.36%
Bosnia & Herzegovina Government Bond,
0.938%, Due 12/11/2017B	EUR	760	393
0.938%, Due 12/11/2021A B	EUR	583	278

Total Bosnia and Herzegovina (Cost $804)			671

Congo—0.39% (Cost $636)
Foreign Government Obligations—0.39%
Republic of Congo, 3.50%, Due 6/30/2029A C		800	724

Dominican Republic—4.39%
Foreign Government Obligations—4.38%
Dominican Republic International Bond,
15.95%, Due 6/4/2021A	DOP	21,500	611
16.95%, Due 2/4/2022A	DOP	158,000	4,717
10.375%, Due 3/4/2022A	DOP	40,000	914
11.50%, Due 5/10/2024A	DOP	80,000	1,850

Total Dominican Republic (Cost $8,168)			8,092

		Par AmountG	Fair Value
		(000’s)	(000’s)
Ecuador—3.47%
Foreign Government Obligations—3.47%
Ecuador Government International Bond, 10.50%, Due 3/24/2020A		$2,450	$2,646
Republic of Ecuador,
9.375%, Due 12/15/2015A		300	305
7.95%, Due 6/20/2024A		3,550	3,461

Total Ecuador (Cost $6,498)			6,412

Egypt—2.74%
Structured Notes—1.05%
Arab Republic of Egypt (Issuer Citigroup, Inc.), 10.50%, Due 7/30/2015D		2,000	1,939

Foreign Government Obligations—1.69%
Arab Republic of Egypt, 6.875%, Due 4/30/2040A		3,000	3,113

Total Egypt (Cost $5,011)			5,052

Ethiopia—2.82% (Cost $5,133)
Foreign Government Obligations—2.83%
Federal Democratic Republic of Ethiopia, 6.625%, Due 12/11/2024A		5,200	5,213

Gabon—2.19% (Cost $3,778)
Foreign Government Obligations—2.19%
Gabonese Republic, 6.375%, Due 12/12/2024A		4,000	4,038

Gambia—1.42% (Cost $3,025)
Structured Notes—1.42%
Republic of Gambia (Issuer Frontera Capital BV), 15.00%, Due 7/29/2015B		3,000	2,624

Georgia—1.80% (Cost $3,351)
Foreign Government Obligations—1.80%
Republic of Georgia, 6.875%, Due 4/12/2021A		3,000	3,330

Ghana—3.58%
Foreign Government Obligations—3.58%
Ghana Government Bond,
16.90%, Due 3/7/2016	GHS	200	49
23.00%, Due 2/13/2017	GHS	4,000	1,053
25.48%, Due 4/24/2017	GHS	4,000	1,097
26.00%, Due 6/5/2017	GHS	3,700	1,035
Republic of Ghana,
7.875%, Due 8/7/2023A		1,500	1,448
8.125%, Due 1/18/2026A		2,000	1,935

Total Ghana (Cost $7,451)			6,617

Honduras—2.81% (Cost $4,998)
Foreign Government Obligations—2.81%
Honduras Government Bond, 7.50%, Due 3/15/2024A		4,800	5,190

Iraq—1.40% (Cost $2,619)
Foreign Government Obligations—1.40%
Republic of Iraq, 5.80%, Due 1/15/2028A		3,000	2,588

		Par AmountG	Fair Value
		(000’s)	(000’s)
Ivory Coast—4.15% (Cost $7,674)
Foreign Government Obligations—4.15%
Ivory Coast Government Bond, 5.75%, Due 12/31/2032A B		$8,000	$7,648

Kenya—4.45%
Foreign Government Obligations—4.45%
Kenya Government International Bond, 6.875%, Due 6/24/2024A		500	528
Kenya Infrastructure Bond,
12.00%, Due 9/18/2023	KES	202,500	2,186
11.00%, Due 9/15/2025	KES	176,000	1,845
11.00%, Due 10/12/2026	KES	350,000	3,653

Total Kenya (Cost $8,738)			8,212

Malawi—2.81% (Cost $5,281)
Structured Notes—2.81%
Republic of Malawi (Issuer Frontera Capital BV), 25.00%, Due 7/7/2017B		5,500	5,187

Mongolia—4.01%
Foreign Government Obligations—0.82%
Mongolia International Bond, 5.125%, Due 12/5/2022A		1,700	1,517

Structured Notes—3.19%
Mongolia Ministry of Finance (Issuer ING Bank NV), 13.175%, Due 3/25/2017		6,700	5,894

Total Mongolia (Cost $7,776)			7,411

Mozambique—3.43% (Cost $6,410)
Foreign Government Obligations—3.44%
Moz Ematum Finance, 6.305%, Due 9/11/2020A		6,500	6,334

Netherlands—1.40% (Cost $2,482)
Foreign Government Obligations—1.40%
Republic of Angola Via Northern Lights III BV, 7.00%, Due 8/16/2019A		2,500	2,579

Nicaragua—3.50%
Foreign Government Obligations—0.28%
Republic of Nicaragua, 5.00%, Due 2/1/2019B		553	522

Structured Notes—3.22%
Empresa Administradora de Aeropuertos Internacionales (Issuer Zambezi BV), 8.25%, Acquired 11/20/2014, Cost $5,999, Due 4/8/2024D E		6,000	5,926

Total Nicaragua (Cost $6,527)			6,448

Pakistan—4.50%
Foreign Government Obligations—2.67%
Islamic Republic of Pakistan,
7.25%, Due 4/15/2019A		4,150	4,376
7.875%, Due 3/31/2036A		300	294
Pakistan Government International Bond, 6.75%, Due 12/3/2019A		250	257

Structured Notes—1.83%			4,927

Islamic Republic of Pakistan (Issuer Citigroup, Inc.), 11.25%, Due 7/20/2016A B		3,300	3,373

Total Pakistan (Cost $8,156)			8,300

Rwanda—2.53% (Cost $4,731)
Foreign Government Obligations—2.53%
Republic of Rwanda, 6.625%, Due 5/2/2023A		4,600	4,670

		Par AmountG	Fair Value
		(000’s)	(000’s)
Senegal—1.22% (Cost $2,114)
Foreign Government Obligations—1.22%
Senegal Government International Bond, 8.75%, Due 5/13/2021A		$2,000	$2,249

Serbia—4.29%
Foreign Government Obligations—4.28%
Serbia Treasury Bonds,
10.00%, Due 10/17/2016	RSD	355,000	3,369
10.00%, Due 5/8/2017	RSD	290,000	2,770
10.00%, Due 3/20/2021	RSD	165,000	1,562
10.00%, Due 2/5/2022	RSD	21,000	197

Total Serbia (Cost $8,818)			7,898

Seychelles—0.37% (Cost $638)
Foreign Government Obligations—0.37%
Republic of Seychelles, 7.00%, Due 1/1/2026A B C		700	686

Sri Lanka—1.86% (Cost $3,649)
Foreign Government Obligations—1.86%
Sri Lanka Government Bond, 10.60%, Due 7/1/2019	LKR	425,000	3,442

Tanzania—1.94% (Cost $3,601)
Foreign Government Obligations—1.94%
Tanzania Government International Bond, 6.397%, Due 3/9/2020A		3,500	3,588

Tunisia—1.40% (Cost $2,499)
Foreign Government Obligations—1.40%
Banque Centrale de Tunisie S.A., 5.75%, Due 1/30/2025A		2,500	2,581

Uganda—2.61%
Foreign Government Obligations—2.61%
Uganda Government Bond,
13.375%, Due 2/25/2016	UGX	1,000,000	334
12.875%, Due 5/19/2016	UGX	2,750,000	883
10.75%, Due 9/8/2016	UGX	3,700,000	1,147
14.125%, Due 12/1/2016	UGX	1,300,000	418
10.75%, Due 12/28/2017	UGX	7,000,000	2,033

Total Uganda (Cost $5,717)			4,815

Uruguay—3.46% (Cost $7,157)
Foreign Government Obligations—3.46%
Uruguay Government International Bond, Inflation Indexed, 5.00%, Due 9/14/2018F	UYU	163,727	6,369

Venezuela—2.26%
Foreign Government Obligations—2.26%
Republic of Venezuela
7.75%, Due 10/13/2019A		3,000	1,388
9.00%, Due 5/7/2023A		2,775	1,263
8.25%, Due 10/13/2024A		3,500	1,531

Total Venezuela (Cost $5,992)			4,182

		Par AmountG	Fair Value
		(000’s)	(000’s)
Zambia – 3.60%
Foreign Government Obligations – 3.60%
Zambia Government Bond,
10.00%, Due 9/3/2015	ZMW	$17,500	$2,278
10.00%, Due 2/16/2017	ZMW	5,500	626
1.00%, Due 9/2/2017	ZMW	5,000	565
11.00%, Due 9/2/2019	ZMW	4,800	454
Zambia Treasury Bill,
1.976%, Due 9/7/2015	ZMW	9,500	1,205
2.248%, Due 9/21/2015	ZMW	12,000	1,504

Total Zambia (Cost $7,764)			6,632

		Shares	Fair Value
			(000’s)
SHORT-TERM INVESTMENTS - 6.07% (Cost $11,213)
Short-Term Investments—6.07%
JPMorgan U.S. Government Money Market Fund, Capital Class		11,212,712	11,213

TOTAL INVESTMENTS —97.93% (Cost $188,318)			180,788
OTHER ASSETS, NET OF LIABILITIES – 2.07%			3,814

TOTAL NET ASSETS—100.00%			$184,602

Percentages are stated as a percent of net assets.

A	Reg S – Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
B	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
C	Step Up/Down – A scheduled increase in the exercise or conversion price at which a warrant, an option, or a convertible security may be used to acquire shares of common stock.
D	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $7,865 or 4.26% of net assets. The Fund has no right to demand registration of these securities.
E	Illiquid. At period end, the amount of illiquid securities was $5,926 or 3.21% of net assets.
F	Inflation-Indexed Note.
G	In U.S. Dollars unless stated otherwise.

Forward Contracts on April 30, 2015:

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sell	EUR	8,313,956	6/19/2015	SSB	$—	$(472,361)	$(472,361)

					$—	$(472,361)	$(472,361)

Glossary

Counterparty Abbreviations:
SSB	State Street Bank & Trust

Currency Abbreviations:
DOP	Dominican Peso	UYU	Uruguayan Peso
EUR	Euro	ZMW	Zambian Kwacha
GHS	Ghanaian Cedi
KES	Kenyan Shilling
LKR	Sri Lanka Rupee
RSD	Dinar
UGX	Uganda Shilling

AMERICAN BEACON SGA GLOBAL GROWTH FUND

April 30, 2015 (Unaudited)

	Shares	Fair Value
		(000’s)
Brazil—1.92%
Common Stocks—(Cost $144)
AmBev S.A., ADRA	21,190	$134

Denmark—3.87%
Common Stocks—(Cost $180)
Novo Nordisk A.S., Class BB	4,815	270

France—6.54%
Common Stocks—(Cost $443)
Danone S.A.B	3,849	278
SanofiB	1,750	178

Total France		456

Germany—4.10%
Common Stocks—(Cost $267)
SAP AG, Sponsored ADRA	3,783	286

Hong Kong/China – 10.10%
Common Stocks—(Cost $582)
AIA Group Ltd.B	39,040	261
Alibaba Group Holding Ltd., Sponsored ADRA D	2,030	165
Shandong Weigao Group Medical Co., Ltd. HB	114,656	106
Tencent Holdings Ltd.B	8,330	172

Total Hong Kong/China		704

India—1.86%
Common Stocks—(Cost $134)
HDFC Bank Ltd., ADR A	2,295	130

Ireland—0.92%
Common Stocks—(Cost $48)
Perrigo Co., PLCC	347	64

Mexico—1.92%
Common Stocks—(Cost $145)
Fomento Economico Mexicano, S.A.B. de C.V., Series B, Sponsored ADRA	1,485	134

Netherlands—4.78%
Common Stocks—(Cost $330)
Core Laboratories N.V.	1,522	200

	Shares	Fair Value
		(000’s)
Nielsen Holdings N.V.	2,970	$133

Total Netherlands		333

Sweden—1.66%
Common Stocks—(Cost $163)
Elekta A.B., Class BB	12,365	116

Switzerland—2.90%
Common Stocks—(Cost $172)
Nestle S.A.B	2,590	202

United Kingdom—6.21%
Common Stocks—(Cost $373)
Aon PLCC	2,755	265
ARM Holdings PLCB C	9,876	168

Total United Kingdom		433

United States – 46.73%
Common Stocks—(Cost $2,947)
Amazon.com, Inc.D	461	194
Amgen, Inc.	1,710	270
Colgate-Palmolive Co.	3,256	219
Equinix, Inc.E	864	222
Google, Inc., Class CD	411	221
LinkedIn Corp., Class AD	395	100
Lowe’s Cos., Inc.	3,857	266
MercadoLibre, Inc.B	1,050	149
Mondelez International, Inc., Class A	4,395	169
Monsanto Co.	1,620	185
priceline.com, Inc.D	197	244
Salesforce.com, Inc.D	1,619	118
Schlumberger Ltd.	2,235	211
Starbucks Corp.	3,760	186
State Street Corp.	3,022	233
Visa, Inc., Class A	4,090	270

Total United States		3,257

SHORT-TERM INVESTMENTS—5.74% (Cost $400)
JPMorgan U.S. Government Money Market Fund, Capital Class	399,791	400

TOTAL INVESTMENTS —99.25% (Cost $5,878)		6,919
OTHER ASSETS, NET OF LIABILITIES—0.75%		52

TOTAL NET ASSETS—100.00%		$6,971

Percentages are stated as a percent of net assets.

A	ADR – American Depositary Receipt.
B	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $1,751 or 25.12% of net assets.
D	Non-income producing security.
C	PLC – Public Limited Company.
E	REIT – Real Estate Investment Trust.

Futures Contracts Open on April 30, 2015:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI Emerging Markets June Futures	Long	1	June 2015	$51,935	$33
Mini MSCI EAFE June Futures	Long	1	June 2015	94,710	5,114
S&P 500 EMINI June Futures	Long	2	June 2015	207,890	689

				$354,535	$5,835

AMERICAN BEACON FUNDS

SUPPLEMENTARY NOTES TO SCHEDULES OF INVESTMENTS

Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”), for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at a fair value following procedures approved by the Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Manager determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of a fund’s portfolio securities, the Manager will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the close of the Exchange. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. These securities are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADRs and futures contracts.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Funds’ Board.

Valuation Inputs

Various inputs may be used to determine the value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities include fixed-income securities that are valued using observable inputs as stated above.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value.

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Fixed income securities including corporate, U.S. government agencies, and U.S. treasury obligations, are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts and structured notes, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included below.

The Funds’ investments are summarized by level based on the inputs used to determine their values. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) also requires all transfers between any levels to be disclosed. The end of the period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. As of April 30, 2015, the investments were classified as described below (in thousands):

Acadian Emerging Markets Managed Volatility Fund[1]	Level 1	Level 2	Level 3	Total
Foreign Common Stock	$7,310	$21,642	$—	$28,952
Foreign Preferred Stock	221	71	—	292
Short-Term Investments – Money Market Funds	914	—	—	914

Total Investments in Securities	$8,445	$21,713	$—	$30,158

Financial Derivative Instruments
Futures Contracts	$(10)	$—	$—	$(10)

Crescent Short Duration High Income Fund[1]	Level 1	Level 2	Level 3	Total
Bank Loan Obligations	$—	$11,729	$—	$11,729
Corporate Obligations	—	22,192	—	22,192
Short-Term Investments – Money Market Funds	2,204	—	—	2,204

Total Investments in Securities	$2,204	$33,921	$—	$36,125

Earnest Partners Emerging Markets Equity Fund[1]	Level 1	Level 2	Level 3	Total
Foreign Common Stock	$927	$2,928	$—	$3,855
Foreign Preferred Stock	80	—	—	80
Short-Term Investments – Money Market Funds	73	—	—	73

Total Investments in Securities	$1,080	$2,928	$—	$4,008

Financial Derivative Instruments[2]
Futures Contracts	$—	$—	$—	$—

Global Evolution Frontier Markets Income Fund	Level 1	Level 2	Level 3	Total
Foreign Government Obligations	$—	$133,799	$857	$134,656
Structured Notes	—	—	34,919	34,919
Short-Term Investments – Money Market Funds	11,213	—	—	11,213

Total Investments in Securities	$11,213	$133,799	$35,776	$180,788

Financial Derivative Instruments
Forward Currency Contracts	$(472)	$—	$—	$(472)

SGA Global Growth Fund[1]	Level 1	Level 2	Level 3	Total
Foreign Common Stock	$1,362	$1,900	$—	$3,262
Domestic Common Stock	3,257	—	—	3,257
Short-Term Investments – Money Market Funds	400	—	—	400

Total Investments in Securities	$5,019	$1,900	$—	$6,919

Financial Derivative Instruments
Futures Contracts	$6	$—	$—	$6

[1]	Refer to the schedules of investments for country information.
[2]	Amount less than $500.

As of April 30, 2015, there were no transfers between levels for the Acadian Emerging Markets Managed Volatility Fund, Crescent Short Term Duration High Income Fund, Earnest Partners Emerging Markets Equity Fund, Global Evolution Frontier Markets Income Fund, and SGA Global Growth Fund.

The following is a reconciliation of Level 3 assets of the Global Evolution Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period (in thousands):

	Foreign
	Government	Structured
	Obligations	Notes	Totals
Balance as of 1/31/2015	$999	$35,616	$36,615
Net Purchases	—	—	—
Net Sales	136	—	136
Realized gain (loss)	7	29	36
Change in unrealized appreciation or (depreciation)	(13)	(726)	(739)
Transfer into Level 3	—	—	—
Transfer out of Level 3	—	—	—

Balance as of 4/30/2015	857	34,919	35,776

Change in unrealized at period end**	$(13)	$(726)	$(739)

**	Change in unrealized appreciation or (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation or (depreciation) on the Statements of Operations.

The foreign government obligations and structured notes, classified as Level 3 were valued using single broker quotes. However, these securities are included in the Level 3 category due to limited market transparency and/or lack of corroboration to support the quoted prices.

Securities and Other Investments

American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and Non-Voting Depositary Receipts (“NVDRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. GDRs are in bearer form and traded in both the U.S. and European securities markets. NVDRs represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Restricted Securities

Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Reg S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended April 30, 2015 are disclosed in the Notes to the Schedules of Investments.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Structured Notes

Structured notes are hybrid securities that combine a debt obligation with an embedded derivative component. The derivative component is linked to changes in the value of an underlying reference asset or index so as to modify the return characteristics of the debt obligation. During the period, the Global Evolution Fund invested in structured notes to obtain a customized exposure and return structure that was not otherwise available.

Fluctuations in the value of structured notes are recorded as unrealized gains and losses. Net payments are recorded as net realized gains and losses. At maturity, or when the note is sold, the Fund records a realized gain or loss. Structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying reference asset or index. These notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of a decline in the value of the underlying reference asset or index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex or more traditional debt securities. These notes are subject to prepayment, credit, and interest rate risks similar to those of conventional fixed income securities.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Financial Derivative Instruments

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Funds also bear the credit risk if the counterparty fails to perform under the contract.

For the periods ended April 30, 2015, the Global Evolution Fund entered into foreign currency exchange contracts primarily for hedging.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. Certain Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The initial margin amount is reflected as a Deposit with broker for futures contracts on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended April 30, 2015 the Funds entered into future contracts primarily for return enhancement and exposing cash to markets.

Principal Risks

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Funds’ income. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Funds’ investments may be illiquid and the Funds may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Funds’ investments in financial derivatives and other financial instruments expose the Funds to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as Deposits with brokers for futures contracts and Payable to brokers for futures contracts, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party is determined at the close of business of the Funds and additional required collateral is delivered to/pledged by the Funds on the next business day. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits. The tax years for the periods ended September 30, 2011, 2012 and 2013 for the SGA Fund and the period ended January 31, 2014, remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Cost of Investments for Federal Income Tax Purposes

As of April 30, 2015, the Funds’ cost of investments for federal income tax purposes were as follows (in thousands):

	Cost of Investments for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)
Acadian Emerging Markets Managed Volatility Fund	$28,042	$3,379	$(1,263)	$2,116
Crescent Short Duration High Income Fund	36,279	349	(503)	(154)
Earnest Partners Emerging Markets Equity Fund	3,950	445	(387)	58
Global Evolution Frontier Markets Income Fund	188,318	1,646	(9,177)	(7,531)
SGA Global Growth Fund	5,883	1,136	(100)	1,036

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to RIC MOD, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. RIC MOD requires that post-enactment net capital losses be used before pre-enactment net capital losses.

ITEM 2. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive office and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as of date within 90 days of the filing date of this report and have concluded based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There was no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

(a) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270:30a-2(a)) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BEACON FUNDS

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: June 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: June 29, 2015

By:	/s/ Melinda G. Heika
Melinda G. Heika
Chief Financial Officer and Treasurer

Date: June 29, 2015